United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 21, 2007
ALSIUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51362	20-2620798

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15770 Laguna Canyon Road, Suite 150, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 453-0150

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 16.1

Item 4.01 Changes in Registrant’s Certifying Accountants
     The Registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2007 in order to supplement information disclosed under Item 4.01.
     Prior to the consummation of the merger, Goldstein Golub Kessler LLP (“GGK”) served as the Registrant’s independent registered public accounting firm. In connection with the merger, the Registrant made the decision to change its independent registered public accounting firm to Deloitte & Touche LLP (“Deloitte”). The dismissal of GGK and the appointment of Deloitte as the Registrant’s independent registered public accounting firm was approved by the Registrant’s Board of Directors and is effective as of June 21, 2007.
     No accountant’s report issued by GGK on the financial statements of the Registrant for either of the past two fiscal years or any subsequent interim period contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph included in GGK’s 2006 report regarding the Registrant as a going concern as referenced in Note 1 of its financial statements for the year ended December 31, 2006. During the Registrant’s two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 through the closing date of the merger, there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company’s two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 through the closing date of the merger.
     The Registrant furnished a copy of this disclosure to GGK and requested that GGK furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of this letter is filed as Exhibit 16.1 to this Current Report.
     During the last two fiscal years and subsequent interim periods, Deloitte has not consulted with the Registrant regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) or (a)(1)(v) and related instructions of Item 304 of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
Exhibits.

Exhibit	Description

16.1	Letter from Goldstein Golub Kessler LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 6, 2007

ALSIUS CORPORATION
By:	/s/ Brett L. Scott
	Name:	Brett L. Scott
	Title:	Chief Financial Officer